Exhibit 10.1

ASSIGNMENT AND LICENSE AGREEMENT

THIS AGREEMENT (this “Agreement”) is made and entered into as of November 28, 2007, by and between Inspire Medical Systems, Inc. (“Inspire”), a Delaware corporation, and Medtronic, Inc., a Minnesota corporation (“Medtronic”).

WITNESSETH:

WHEREAS, Medtronic and Inspire have agreed that in order to enable Inspire to develop and distribute products in the Field, as defined below, on a world-wide basis, Medtronic will transfer to Inspire certain assets for Inspire’s use in connection with the Field (such transfer and related transactions between Medtronic and Inspire, to be known herein as the “Spin-Out”).

WHEREAS, in connection with the Spin-Out, Medtronic and Inspire have entered into an investment agreement of even date herewith whereby Medtronic shall make certain investments in Inspire (the “Investment Agreement”); and

WHEREAS, in connection with the Spin-Out, Medtronic agrees to assign to Inspire, the Assigned Patents (as defined herein) and Trademarks (as defined herein) and to license to Inspire the Technical Information and Licensed Patents (all as defined herein) in the Field (as defined herein), subject to the terms and conditions of this Agreement.

AGREEMENTS:

NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements contained herein, and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties mutually agree as follows:

ARTICLE 1
DEFINITIONS

1.1)                           Specific Definitions. As used in this Agreement, the following definitions and terms shall have the designated meanings:

“Affiliate” has the meaning set forth in the Investment Agreement.

“Agreement” means this Agreement and all Exhibits attached hereto.

“Assigned Patents” means (a) the patents listed on Exhibit A; and (b) all continuation, divisional , re-issue or re-examination applications that may be filed based on the patents listed on Exhibit A.

“Base IP” means Intellectual Property owned by, or licensed to (with the right to sublicense), Inspire that has application in the Field. For the avoidance of doubt, Base IP includes the Assigned Patents and the Licensed Patents.

“Closing” has the meaning set forth in the Investment Agreement.

“Confidential Information” has the meaning set forth in the Investment Agreement.

“Field” means the electrical stimulation of the upper airway for the treatment of obstructive sleep apnea.

“Grant-Back Base IP” means any Base IP that is owned by, or licensed to (with the right to sublicense), Inspire at any time during the period beginning on the Initial Closing Date and ending on the date that the Noncompetition Period ends.

“IDEA Disclosures” means the IDEA disclosures identified on Exhibit B-1.

“IDEA Disclosure Patents” means: (a) any patent applications filed by, or on behalf of, Inspire, or its Affiliates, that are based upon, or that contain subject matter that is related to the subject matter of, any IDEA Disclosures; (b) any patents which issue from any of the patent applications of subpart (a); and (c) all continuation, divisional, re-issue or re-examination applications that may be filed based on the patents and patent applications of subparts (a) and (b), together with any patents that may issue based thereon.

“Improvement Patents” means any patent or patent application included in the Base IP: (a) that claims, or could claim, priority, either directly or indirectly, from any of the patents or patent applications included in the Assigned Patents or Licensed Patents; or (b) from which any of the patents or patent applications included in the Assigned Patents or Licensed Patents claims, or could claim, priority, either directly or indirectly.

“Initial Closing Date” has the meaning set forth in the Investment Agreement.

“Insolvent” with respect to a party means that such party, makes an assignment for the benefit of creditors, files, or has filed against it involuntarily, a petition for relief under any applicable code, or goes into receivership.

“Intellectual Property” has the meaning set forth in the Investment Agreement.

“Indemnifiable Losses” has the meaning set forth in Section 5.1.

“Knowledge” has the meaning set forth in the Investment Agreement.

“L169 IC” means the integrated circuit that is assembled onto the hybrid assembly and further assembled into the 3024 Implantable Pulse Generator as defined in the Development Agreement.

“Licensed Patents” means (a) the patents and patent applications listed on Exhibit B; (b) any patents which issue from the patent applications listed on Exhibit B; (c) all continuation, divisional, re-issue or re-examination applications that may be filed based on the patents and patent applications listed on Exhibit B, together with any patents that may issue based thereon; and (d) any IDEA Disclosure Patents.

“Product Liability” has the meaning set forth in the Investment Agreement.

“Products” mean the products set forth in the Development Agreement.

“Sale Transaction” has the meaning set forth in the Investment Agreement.

“Software” means software designs necessary to drive the functions of the physician and patient programmers as well as software necessary to drive the test equipment that evaluates the functionality of the Products.

“System” means a device for use in the Field that includes a 3024 Implantable Pulse Generator (as defined in the Development Agreement), a 3063 Stimulation Lead, and a Pressure Sensor Capsule (as defined in the Development Agreement).

“Technical Information” means the information specifically set forth on Exhibit C as it relates to the 3063 Stimulation Lead, the L169 IC, and the Software, and only to the extent such information is required to develop, manufacture, and market products for use in the Field, as well as to ensure compliance to Food and Drug Administrative (FDA) Quality System Regulations and specifically, 21 C.F.R. Part 820, Sections 820.180, 820.181 and 180.184. Technical Information specifically excludes any information relating to Medtronic’s chronicle lead. All Technical Information disclosed under this Agreement shall be considered Confidential Information.

“3063 Stimulation Lead” means the stimulation lead incorporating a full cuff with three electrodes in a guarded bi-polar configuration with a lead body and connector to interface with the 3024 Implantable Pulse Generator.

“Trademarks” means the trademark and trademark applications, together with any registrations that may issue based thereon, set forth in Exhibit D.

1.2)                           Definitional Provisions.

(a)                                 The words “hereof,” “herein,” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

(b)                                 The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. Terms referring to a masculine gender shall be deemed to refer to the feminine or neuter genders, as applicable.

(c)                                  The term “including” is not limiting and, unless preceded by the word “not,” has the meaning “including, without limitation.”

(d)                                 References to an “Exhibit” or to a “Schedule” are, unless otherwise specified, to one of the Exhibits or Schedules attached to or referenced in this Agreement, and references to an “Article” or a “Section” are, unless otherwise specified, to one of the Articles or Sections of this Agreement.

(e)                                  The term “person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization, governmental department or agency, or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

(f)                                   The term “dollars” or “$” shall refer to the currency of the United States of America.

(g)                                  All references to time shall refer to Minneapolis, Minnesota time.

1.3)                           Other Terms. Other terms may be defined elsewhere in the text of this Agreement and shall have the meaning indicated throughout this Agreement.

ARTICLE 2
ASSIGNMENT AND LICENSE

2.1)                           Assignment. Subject to the terms and conditions of this Agreement, Medtronic hereby assigns to Inspire the Assigned Patents, the Trademarks and the goodwill associated with the Trademarks. Medtronic will execute the recordable assignment forms provided in Exhibit E on the Initial Closing Date.

2.2)                           Technical Information License Grant. Subject to the terms and conditions of this Agreement, Medtronic agrees to grant, and hereby grants, to Inspire a co-exclusive, worldwide, royalty-free, perpetual, irrevocable, non-sublicensable and non-transferable (except as set forth below) license to the Technical Information to make, have made, use, import, offer to sell and sell products in the Field, and to practice methods in the Field. Medtronic agrees that the co-exclusive license rights granted to Inspire under this Section 2.2 shall be exclusive to Inspire unless and until Inspire becomes Insolvent at which point Medtronic may also exercise its co-exclusive rights to practice in the Field. Inspire may not transfer Technical Information except as provided for as part of a Sales Transaction. Nothing set forth herein shall prevent Inspire from granting rights to distribute its products through all standard commercial means, including granting distribution rights to dealers, distributors, agents and other third parties who are in the business of distributing products such as those developed by Inspire.

2.3)                           Patent License Grant. Subject to the terms and conditions of this Agreement, Medtronic agrees to grant, and hereby grants, to Inspire a co-exclusive, worldwide, royalty-free, perpetual, irrevocable, non-sublicensable and non-transferable (except as set forth below) license to the Licensed Patents to make, have made, use, import, offer to sell and sell products in the Field, and to practice methods in the Field. Medtronic agrees that the co-exclusive license rights granted to Inspire under this Section 2.3 shall be exclusive to Inspire unless and until Inspire becomes Insolvent at which point Medtronic may also exercise its co-exclusive rights to practice in the Field. Inspire may not transfer the license granted to it under this Section 2.3 except as provided for as part of a Sales Transaction. The parties acknowledge that as part of its license grant under this Section 2.3, Inspire shall have the right, but not the obligation, to prepare and file, or have prepared and filed on its behalf, at Inspire’s sole cost, IDEA Disclosure Patents.

2.4)                           Co-Exclusive Licenses. The licenses granted to Inspire under Section 2.2 and Section 2.3 shall be co-exclusive licenses, meaning that Medtronic shall also have the worldwide right under the Technical Information and Licensed Patents to make, have made, use, market, import, offer for sale and sell products in the Field, and to practice methods in the Field, but

Medtronic shall not have the right to grant any further licenses to such Technical Information and Licensed Patents in the Field. Medtronic agrees that it shall not exercise its license rights in such Technical Information and Licensed Patents in the Field unless and until Inspire becomes Insolvent.

2.5)                           License Restrictions.

(a)                                 During the term of the Supply Agreement, Inspire shall not exercise its rights under the license granted in Section 2.3 with respect to having Products made in the Field except as permitted under the Supply Agreement.

(b)                                 The license granted pursuant to Section 2.3 shall not be used in such a way as to manufacture Products on an original equipment manufacturer basis (“OEM basis”) for any person or entity without the prior written approval of Medtronic, which may not be unreasonably withheld. The term “OEM basis” includes, without limitation, the manufacture and sale of a product to any person or entity for (i) incorporation into or sale with or as such other person’s or entity’s product, or (ii) the resale of such product by such person or entity under trademarks other than those owned by Inspire. It is the intent of the parties that the licenses granted herein be used for the sole and exclusive benefit of Inspire and that all licensing of third parties shall be the sole right of Medtronic in its sole and absolute discretion.

2.6)                           Restrictions on Use. Inspire will use reasonable efforts to ensure that all Products manufactured by or for Inspire or sold by Inspire are not used outside of the Field. Without limiting the foregoing, if Inspire has Knowledge that the manufacture, use, sale, import, or other distribution of products manufactured by or for Inspire or sold by Inspire are, or likely will be, in violation of the licenses granted herein, or if Medtronic notifies Inspire of any such violation, then Inspire shall immediately, at Inspire’s sole expense, take reasonable steps to attempt to prohibit or terminate such violation.

2.7)                           Medtronic Licenses to Intellectual Property.

(a)                                 Inspire agrees to grant, and hereby grants, to Medtronic and its Affiliates an exclusive, worldwide, royalty-free, perpetual, irrevocable, sublicensable and transferable license to the Assigned Patents to make, have made, use, import, offer to sell and sell products outside of the Field, and to practice methods outside of the Field.

(b)                                 Inspire agrees to grant, and hereby grants, to Medtronic and its Affiliates an exclusive, worldwide, royalty-free, perpetual, irrevocable, sublicensable and transferable license to any: (a) Improvement Patents; (b) Base IP covering the System; and (c) Grant-Back Base IP; each of (a), (b) and (c) to make, have made, use, import, offer to sell and sell products outside of the Field, and to practice methods outside of the Field.

(c)                                  Inspire agrees to grant, and hereby grants, to Medtronic and its Affiliates a co-exclusive, worldwide, royalty-free, perpetual, and irrevocable license to the Assigned Patents to make, have made, use, import, offer to sell and sell products in the Field, and to practice methods in the Field. Medtronic agrees that it shall not exercise its license rights granted it under this Section 2.7(c) unless and until Inspire becomes Insolvent.

(d)                                 Inspire agrees to grant, and hereby grants, to Medtronic and its Affiliates a co-exclusive, worldwide, royalty-free, perpetual, and irrevocable license to the Licensed Patents to make, have made, use, market, import, offer for sale and sell products in the Field, and to practice methods in the Field. Medtronic agrees that it shall not exercise its license rights granted it under this Section 2.7(d) unless and until Inspire becomes Insolvent.

(e)                                  Inspire agrees to grant, and hereby grants, to Medtronic and its Affiliates a co-exclusive worldwide, royalty-free, perpetual, and irrevocable license to any Base IP (other than the Base IP which is licensed to Medtronic under Section 2.7(c) and 2.7(d)) to make, have made, use, import, offer to sell and sell products in the Field, and to practice methods in the Field. Medtronic agrees that it shall not exercise its license rights granted it under this Section 2.7(e) unless and until Inspire becomes Insolvent.

(f)                                   The licenses granted to Medtronic under Sections 2.7(c), 2.7(d) and 2.7(e) shall be co-exclusive, meaning that Inspire shall also have the worldwide right to make, have made, use, market, import, offer for sale and sell products in the Field, and to practice methods in the Field, but Inspire shall not have the right to grant any further licenses to such Intellectual Property in the Field.

2.8)                           No Other Rights. Inspire acknowledges and agrees that, as between the parties, Medtronic owns all right, title and interest, including all Intellectual Property Rights, in and to the Licensed Patent Rights, Technical Information and Medtronic’s Confidential Information, and that under this Agreement, Inspire shall acquire no right, title, or interest in or to any of the foregoing, or to any other Intellectual Property Rights of Medtronic, by implication, estoppel or otherwise, other than the license rights expressly granted herein.

2.9)                           Non-Compete.

(a)                                 Except as Medtronic is otherwise permitted or required to perform certain obligations to the benefit of Inspire as set forth herein or in any of the other agreements entered into between Medtronic and Inspire in connection with the Spin-Out (the “Spin-Out Documents”), for a period commencing on the Initial Closing Date and ending on the fifth (5th) anniversary of the Initial Closing Date (the “Noncompetition Period”), neither Medtronic nor its Affiliates shall: (i) market, sell or have sold for it a Competing Product (defined below) anywhere in the United States or in any country where Inspire conducts business; (ii) fund any clinical study that enrolls patients for the sole purpose of obtaining regulatory approval in the United States of a Competing Product for Medtronic or an Affiliate of Medtronic; or (iii) make a direct equity investment (including investment in convertible securities) in excess of One Million Dollars ($1,000,000) in Apnex Medical, any other Person that at the time of the investment markets, sells or has sold for it any Competing Product, or any other Person that at the time of the investment is solely engaged in developing a Competing Product and has enrolled patients in any clinical study for the sole purpose of obtaining regulatory approval in the United States of a Competing Product for such Person.

(b)                                 For the purposes of this Section 2.9, a “Competing Product” shall mean a product with the primary and regulatory approved purpose of utilizing electrical stimulation of the Hypoglossal Nerve for the treatment (as opposed to diagnosis) of obstructive sleep apnea.

(c)                                  Notwithstanding the foregoing, the restrictions in this Section 2.9 shall not apply: (i) with respect to any Person that becomes an Affiliate of Medtronic or assets that are acquired by Medtronic or an Affiliate of Medtronic after the date of this Agreement if 10% or less of the annual revenues of such Person or of revenues generated by such acquired assets relate to sales of Competing Products at the time such Person first becomes an Affiliate of Medtronic or such assets are acquired by Medtronic; (ii) from and after a Sale Transaction; and (iii) from and after the time that Inspire is Insolvent. Except as explicitly set forth in (a)(iii) above, Inspire acknowledges and agrees that the restrictions in this Section 2.10 shall not apply to any Person in which Medtronic or an Affiliate of Medtronic has an investment unless and until such Person becomes an Affiliate of Medtronic.

(d)                                 The restrictions set forth in this Section 2.9 are for the personal benefit of Inspire only. Inspire’s rights and benefits pursuant to this Section 2.9 shall not be assignable by Inspire and any attempted assignment of Inspire’s rights and benefits under this Section 2.9 shall be void.

(e)                                  Inpire’s sole right and remedy with respect to a violation of this Section 2.9 shall be to seek injunctive relief against Medtronic or an Affiliate of Medtronic to enjoin the activities that are in violation of this Section 2.9. In no event shall Inspire be entitled to money damages (under any theory or cause of action) from Medtronic or an Affiliate of Medtronic with respect to a violation of this Section 2.9 and Inspire hereby waives any and all rights to money damages that may result from a violation of this Section 2.9 as a result of a breach hereof by Medtronic or an Affiliate of Medtronic. Notwithstanding anything to the contrary herein, in the event any Person becomes an Affiliate of Medtronic after the date of this Agreement, or Medtronic or an Affiliate acquires assets that include Competing Products from a Person, and at such time more than 10% of such Person’s annual revenues or revenues of such Person that are generated by such acquired assets relate to sales of Competing Products (a “Prohibited Acquisition”), Medtronic shall have the right to continue to sell such Competing Products for up to 3 months after the date of the Prohibited Acquisition; provided that if Medtronic continues to sell Competing Products after such 3 month period, Inspire’s sole right and remedy shall be to require Medtronic to divest the portion of such Person or acquired assets by the date that is twelve (12) months after the date of the Prohibited Acquisition if such date is within the Noncompetition Period.

ARTICLE 3
INTELLECTUAL PROPERTY

3.1)                           Control of Patents by Inspire.

(a)                                 Inspire shall have the right, through counsel of its choice and at its expense, to prepare, file and prosecute all patent applications and cause the issuance of and maintain any patents awarded thereby worldwide (including provisionals, non provisionals, continuations, divisions, continuations in part, PCT applications, national phase applications, reissues and reexaminations) for the Assigned Patents and any IDEA Disclosure Patents. Further, Inspire shall have the right to manage any interference that might be declared with respect to the Assigned Patents and any IDEA Disclosure Patents.

(b)                                 If Inspire does not prosecute or maintain any patent or patent application within the Assigned Patents, Inspire shall so notify Medtronic prior to any relevant deadline and Medtronic shall have the right, but not the obligation, to undertake the prosecution or maintenance of such Assigned Patents. If Medtronic exercises this option, Inspire shall assign such Assigned Patents to Medtronic and Inspire shall execute a recordable assignment form. Any such patents assigned to Medtronic will thereafter be subject to the license grant in Section 2.3.

(c)                                  Medtronic shall have the right to review and comment on any IDEA Disclosure Patent and any filing or other correspondence related to the prosecution of any IDEA Disclosure Patent (“Patent Documents”). Inspire shall provide Medtronic with a copy of any Patent Documents that Inspire intends to file in a patent office prior to such filing (including any patent application that would be an IDEA Disclosure Patent) or that is received from a patent office. Provided that Medtronic’s comments are received within thirty (30) days following receipt of the relevant information by the Medtronic employee responsible for reviewing such Patent Documents from Inspire, Inspire shall incorporate any reasonable comments requested by Medtronic into such Patent Document.

3.2)                           Control of Patents by Medtronic.

(a)                                 Medtronic shall have the right, through counsel of its choice and at its expense, to prepare, file and prosecute all patent applications and cause the issuance of and maintain any patents awarded thereby worldwide (including provisionals, non provisionals, continuations, divisions, continuations in part, PCT applications, national phase applications, reissues and reexaminations) for the Licensed Patents. Further, Medtronic shall have the right to manage any interference that might be declared with respect to the Licensed Patents.

(b)                                 If Medtronic does not prosecute or maintain any patent or patent application within the Licensed Patents in the Field, Medtronic shall so notify Inspire prior to any relevant deadline and Inspire shall have the right, but not the obligation, to undertake the prosecution or maintenance of such Licensed Patents.

3.3)                           Notice of Alleged Infringement or Misappropriation. Inspire shall promptly report in writing to Medtronic during the term of this Agreement any known or suspected infringement of any of the Licensed Patents or Assigned Patents, or any misappropriation of the Technical Information by a third party. Medtronic shall promptly report in writing to Inspire during the term of this Agreement any known or suspected infringement of any of the Licensed Patents in the Field or Assigned Patents in the Field, or any misappropriation of the Technical Information in the Field by a third party.

3.4)                           Intellectual Property Enforcement.

(a)                                 As between the parties hereto, Inspire reserves the right, and shall have the exclusive first right, to commence, defend, compromise, settle and control (by way of license or otherwise) (collectively, “Actions”) any and all claims, actions or proceedings for infringement, unauthorized use, misappropriation or violation of any of the Licensed Patents or Assigned Patents involving third parties (collectively, “Claims”) in the Field, but shall not have the obligation to do so. Inspire shall promptly notify Medtronic of any Action Inspire intends to take with respect to such Claim during the term of this Agreement, and Medtronic shall provide Inspire with all reasonable cooperation and assistance at Inspire’s expense. Medtronic consents to being joined as a party-plaintiff in any Action hereunder if, and to the extent, such joiner is required by law for standing. If Inspire undertakes any such Action, Inspire shall be entitled to receive any recovery from the Action for damages and other awards to the extent such recovery relates to a Claim in the Field, and Medtronic shall be entitled to receive any recovery from the Action for damages and other awards to the extent such recovery relates to a Claim outside of the Field. Notwithstanding the above, Inspire shall not settle any Action if such settlement would materially adversely impact Medtronic’s rights under this Agreement.

(b)                                 If Inspire does not undertake any Action within (90) days after notice of a Claim in the Field has been sent pursuant to Section 3.3 above, then Medtronic shall have the right to commence, defend, compromise, settle and control (by way of license or otherwise) any and all Actions with respect to such Claim, but shall not have the obligation to do so. Medtronic shall promptly notify Inspire of any Action Medtronic intends to take with respect to a Claim during the term of this Agreement and Inspire shall provide Medtronic with all reasonable cooperation and assistance at Inspire’s expense. Inspire consents to being joined as a party-plaintiff in any Action hereunder if, and to the extent, such joiner is required by law for standing. If Medtronic undertakes any such Action, Medtronic shall be entitled to receive any recovery from the Action for damages and other awards to the extent such recovery relates to a Claim outside of the Field, and Inspire shall be entitled to receive any recovery from the Action for damages and other awards to the extent such recovery relates to a Claim in the Field. Notwithstanding the above, Medtronic shall not settle any Action if such settlement would materially adversely impact Inspire’s rights under this Agreement.

3.5)                           Trademark. Nothing in this Agreement shall confer in Inspire any rights, whether by way of ownership , license or right to use, in the trademark “Medtronic,” the Medtronic corporate logo, or any other trademark, service mark, trade name, trade dress, logotype or similar right owned by Medtronic or its Affiliates.

ARTICLE 4
REPRESENTATIONS & WARRANTIES

4.1)                           Representations of Inspire. Inspire represents, warrants and covenants to Medtronic that:

(a)                                 Inspire has the skills and resources to conduct due diligence on Medtronic’s published patent portfolio and is entering this Agreement based on its independent evaluation thereof. Inspire acknowledges that it has studied the questions of validity and enforceability of the Assigned Patents and Licensed Patents and believes such rights to be valid and enforceable.

(b)                                 Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will violate any provision of the articles and bylaws of Inspire or any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any court or governmental agency or instrumentality, domestic or foreign.

4.2)                           Representations of Medtronic. Medtronic represents, warrants and covenants to Inspire that it has the right to grant the assignment and licenses granted under this Agreement. To Medtronic’s knowledge, as of immediately prior to the Initial Closing, Medtronic owns title to the Assigned Patents free and clear of all security interests. For purposes of clarification only, and without limiting in any way the disclaimers set forth in this Article 4, Medtronic make no representations with respect to the validity of the Assigned Patents or Licensed Patents and makes no representations with respect to non-infringement of third party proprietary rights by the Assigned Patents or Licensed Patents. OTHER THAN THE WARRANTIES EXPRESSLY GIVEN IN THIS SECTION 4.2, MEDTRONIC MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE ASSIGNED PATENTS, LICENSED PATENTS OR ANY PRODUCTS MANUFACTURED, USED OR SOLD (OTHER THAN AS MAY BE MADE UNDER THE SUPPLY AGREEMENT BETWEEN THE PARTIES) UNDER THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, PATENTABILITY, PATENT VALIDITY, NON-INFRINGEMENT , OR WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE.

4.3)                           Disclaimers of Representations. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 4.2, EACH PARTY HERETO (AS “DISCLAIMING PARTY”) DISCLAIMS, AND THE OTHER PARTY HEREBY WAIVES, ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH REGARD TO THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE DISCLAIMING PARTY DISCLAIMS (A) ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE SCOPE, COVERAGE, VALIDITY OR ENFORCEABILITY OF ANY OF THE ASSIGNED PATENTS, LICENSED PATENTS, BASE IP AND ANY OTHER INTELLECTUAL PROPERTY RIGHTS ASSIGNED OR LICENSED HEREUNDER (COLLECTIVELY, “CONTRACT IP”); AND (B) ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, WITH REGARD TO ANY PRODUCT DEVELOPED OR

DISTRIBUTED THAT IS BASED UPON OR INCLUDES ANY CONTRACT IP (INCLUDING, BUT NOT LIMITED TO, ANY INFRINGEMENT, MISAPPROPRIATION OR VIOLATION OF ANY INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY AND ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE).

4.4)                           Limitations of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS OR LOST BUSINESS, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

ARTICLE 5
INDEMNIFICATION

5.1)                           Indemnification of Medtronic. Inspire shall indemnify, defend and hold harmless Medtronic and its officers, directors, stockholders and Affiliates (such indemnitees referred to in this Article 5 as “Medtronic”) from and against and in respect of any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, interest and penalties, costs and expenses (including, without limitation, reasonable legal fees and disbursements incurred in connection therewith and in seeking indemnification therefor, and any amounts or expenses required to be paid or incurred in connection with any action, suit, proceeding, claim, appeal, demand, assessment or judgment) (“Indemnifiable Losses”), resulting from, arising out of, or imposed upon or incurred by any person to be indemnified hereunder by reason of any of the following:

(a)                                 Any breach of any representation, warranty, covenant or agreement of Inspire contained in this Agreement; and

(b)                                 Any act or omission of Inspire or any of its agents, employees or suppliers arising out of or in connection with the development, commercialization, sale or other use of the Licensed Patents, Assigned Patents or any products licensed by, or developed by or for, Inspire, including but not limited to Product Liability Claim except with respect to Losses arising out of matters for which Medtronic has an obligation to indemnify Inspire pursuant to this Agreement.

5.2)                           Indemnification of Inspire. Medtronic shall indemnify, defend and hold harmless Inspire and each of its subsidiaries, officers, directors and stockholders (such indemnitees referred to in this Article 5 as “Inspire”) from and against and in respect of any and all Indemnifiable Losses, resulting from, arising out of, or imposed upon or incurred by any person to be indemnified hereunder by reason of any breach of any representation, warranty, covenant or agreement of Medtronic contained in this Agreement.

5.3)                           Third-Party Claims. If a claim by a third party is made against an indemnified party and if the indemnified party intends to seek indemnity with respect thereto under this Article 8, such indemnified party shall promptly notify the indemnifying party of such claim; provided, however, that failure to give timely notice shall not affect the rights of the indemnified party so long as the failure to give timely notice does not adversely affect the indemnifying party’s ability to defend such claim against a third party. The indemnified party shall not settle such claim without the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed. If the indemnifying party acknowledges in writing its indemnity obligations for Indemnifiable Losses resulting therefrom, the indemnifying party may participate at its own cost and expense in the settlement or defense of any claim for which indemnification is sought.

5.4)                           Cooperation as to Indemnified Liability. Each party hereto shall cooperate fully with the other parties with respect to access to books, records, or other documentation within such party’s control, if deemed reasonably necessary or appropriate by any party in the defense of any claim which may give rise to indemnification hereunder.

ARTICLE 6
CONFIDENTIAL INFORMATION — INSOLVENCY

In the event that Inspire becomes Insolvent, all Confidential Information, other than the Technical Information, shall immediately be returned to Medtronic.

ARTICLE 7
OTHER PROVISIONS

7.1)                           Non-Disclosure. Each party agrees not to disclose or use (except as permitted or required for performance by the party receiving such Confidential Information of its rights or duties hereunder) any Confidential Information of the other party obtained during the term of this Agreement and for as long as such information is maintained as confidential by the disclosing party, but in any event, not less than a period of three (3) years after the receiving party’s receipt of such Confidential Information. Each party further agrees to take appropriate measures to prevent any such prohibited disclosure by its present and future employees, officers, agents, subsidiaries, or consultants during such period.

7.2)                           Complete Agreement. The Investment Agreement, the Supply Agreement, the Development Agreement, the Transaction Documents, and Exhibits to this Agreement shall be construed as an integral part of this Agreement to the same extent as if they had been set forth verbatim herein. This Agreement and the exhibits hereto constitutes the entire agreement between Inspire and Medtronic with respect to the subject matter of this Agreement and supersedes any prior agreements or understandings. This Agreement does not supersede any terms in the Development Agreement and Supply Agreement and terms in such agreements shall co-exist with this Agreement.

7.3)                           Survival of Representations, Warranties and Agreements. The representations, warranties, covenant and agreements contained herein shall survive the Closing and remain in full force and effect; provided however, the representations and warranties shall expire on the third anniversary of the date of the last Closing hereunder. No independent investigation of Inspire by Medtronic, its counsel, or any of its agents or employees shall in any way limit or restrict the scope of the representations and warranties made by Inspire in this Agreement.

7.4)                           Waiver, Discharge, Amendment, Etc. The exercise by either party of any remedy or recourse available to it hereunder shall not deprive such party of any other remedy or recourse available to it under applicable law. Any waiver by either party of a breach of any term of this Agreement shall not be considered as a waiver of any subsequent breach of the same or other terms or condition hereof. This Agreement may be amended by Inspire and Medtronic by mutual action approved by their respective Boards of Directors or their respective officers authorized by such Board of Directors. Any amendment to this Agreement shall be in writing and signed by Inspire and Medtronic.

7.5)                           Notices. All notices or other communications to a party required or permitted hereunder or under the Certificate of Incorporation, as amended, shall be in writing and shall be delivered personally or by facsimile (receipt confirmed electronically) to such party (or, in the case of an entity, to an executive officer of such party) or shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to Medtronic to:

Medtronic, Inc.

World Headquarters

710 Medtronic Parkway, N.E.

Minneapolis, MN 55432-5604

Attention: General Counsel

FAX (###) ###-####

with a copy to:

Medtronic, Inc.

World Headquarters

710 Medtronic Parkway, N.E.

Minneapolis, MN 55432-5604

Attention: Vice President and Chief Development Officer

FAX (###) ###-####

if to Inspire to:

Inspire Medical Systems, Inc.

7100 Northland Circle North, Suite 304

Brooklyn Park, MN 55428

ATTN: President and CEO

FAX: (###)-###-####

with a copy to:

Wiese Law Offices

33 South 6th Street, Suite 4100

Minneapolis, MN 55402

Attn: ####### #####

FAX: (###)-###-####

Any party may change the above-specified recipient and/or mailing address by notice to all other parties given in the manner herein prescribed. All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally or by facsimile) or on the day shown on the return receipt (if delivered by mail or delivery service).

7.6)                           Public Announcement. Public Announcements shall be governed as set forth in the Investment Agreement.

7.7)                           Expenses. Except as expressly provided herein, Inspire and Medtronic shall each pay their own expenses incident to this Agreement and the preparation for, and consummation of, the transactions provided for herein.

7.8)                           Notice of Dispute. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives of each party who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Either party may give the other party written notice of any dispute not resolved in the normal course of business (“Notice of Dispute”), which Notice of Dispute shall include (i) a statement of that party’s position and a summary of arguments supporting that position, (ii) the dollar amount of the dispute, if known, and the section(s) of the Agreement to which the dispute relates and (iii) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within 10 days after delivery of the Notice of Dispute, the receiving party shall submit to the other a written response (the “Response to Dispute”). The Response to Dispute shall include (iv) a statement of that party’s position and a summary of arguments including references to any section(s) of the Agreement, if applicable, supporting that position and (v) the name and title of the executive who will represent that party and of any other person who will accompany the executive. Within ten (10) days after delivery of the Response to Dispute, the designated executives of both parties shall meet at a mutually acceptable time and place or by conference telephone, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

7.9)                           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without reference to the choice of law principles thereof.

7.10)                    Titles and Headings; Construction. The titles and headings to articles and sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Inspire acknowledges that Medtronic and Inspire have jointly participated in the negotiation and drafting of this Agreement, and the parties agree that this Agreement shall be construed without regard to any presumption or other rule requiring construction hereof against the party causing this Agreement to be drafted.

7.11)                    Benefit. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

7.12)                    Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each party and delivered to the other party. Copies of this Agreement with signatures transmitted by facsimile shall be deemed to be original signed versions of this Agreement.

7.13)                    Parties in Interest. All representations, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

7.14)                    Severability. If any provision of this Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforceable according to their terms. Further, if any provision is held to be overbroad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and shall be enforced as amended.

7.15)                    No Joint Venture. Nothing contained in this Agreement shall be deemed to create a joint venture, partnership, agency or similar endeavor between the parties hereto. Each party shall act solely as an independent contractor and neither party shall have any power or authority to direct or indirectly bind or act on behalf of the other.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed in the manner appropriate to each, effective as of the date first above written.

INSPIRE MEDICAL SYSTEMS, INC.

/s/ Timothy P. Herbert
By: Timothy P. Herbert
Its: President & CEO

MEDTRONIC, INC.

/s/ Robert S. White
By:	Robert S. White
Its:

Exhibit A: Assigned Patents

US Patent/Application	Title
5,158,080	Muscle tone
International Patents	None
5,540,731	Method and apparatus for pressure detecting and treating obstructive airway disorders
International Patents	DE69532740D1 20040429
DE69532740T2 20050428
EP0702979B1 20040324
EP0702979A3 19970319
EP0702979A2 19960327
5,540,732	Method and apparatus for impedance detecting and treating obstructive airway disorders
International Patents	DE69529951D1 20030424
DE69529951T2 20040205
EP0702977B1 20030319
EP0702977A3 19970319
EP0702977A2 19960327
JP3733555B2 20060111
JP3733555B2 20060111
JP8224318A 19960903
5,540,733	Method and apparatus for detecting and treating obstructive sleep apnea
International Patents	None
5,549,655	Method and apparatus for synchronized treatment of obstructive sleep apnea
International Patents	DE69526767D1 20020627
DE69526767T2 20030102
DE69532514D1 20040304
DE69532514T2 20041014
EP1175919B1 20040128
EP1 175919A1 20020130
EP1277491A1 20030122
EP0706808B1 20020522
EP0706808A1 19960417
JP3733556B2 20060111
JP3733556B2 20060111
JP9187521A 19970722
5,591,216	Method for treatment of sleep apnea by electrical stimulation
International Patents	DE69629238D1 20030904
DE69629238T2 20040527
DE69636883D1 20070322
EP1306104B120070131
EP1306104A3 20040811
EP1306104A2 20030502
EP0743076B1 20030730
EP0743076A1 19961120
6,251,126	Method and apparatus for synchronized treatment of obstructive sleep apnea
International Patents	None
6,269,269	Method and apparatus for synchronized treatment of obstructive sleep apnea
International Patents	None

Exhibit B: Licensed Patents

US Patent/ Application	Title
4,967,755	Electromedical lead with pressure sensor
International Patents	None
5,133,354	Method and apparatus for improving muscle tone
International Patents	AU659200B2 19950511
AU2322092A 19931021
CA2109429A1 19930925
DE69224388D1 19980312
DE69224388T2 19981001
EP0597891B1 19980204
EP0597891A1 19940525
JP6508288T 19940922
WO9318820A1 19930930
5,344,438	Cuff electrode
International Patents	DE4413065B4 20061130
DE4413065A1 19941027
5,353,800	Implantable pressure sensor lead
International Patents	AU5449794A 19940704
WO9413200A1 19940623
5,546,952	Method and apparatus for detection of a respiratory waveform
International Patents	None
5,895,360	Gain control for a periodic signal and method regarding same
International Patents	AT276792T 20041015
AU717044B2 20000316
AU3410697A 19980114
CA2258757C 20020514
CA2258757A1 19971231
DE69730836D1 20041028
DE69730836T2 20051006
EP0914179B1 20040922
EP0914179A1 19990512
ES2229368T3 20050416
JP11514553T 19991214
JP3568126B2 20040922
WO9749451A1 19971231
5,919,221	Method and apparatus for calibrating pacemaker pressure sensor lead prior to chronic implant
International Patents	None
5,944,680	Respiratory effort detection method and apparatus
International Patents	AT233004T 20030315
AU716513B2 20000224
AU3580197A 19980114
CA2258759C 20021203
CA2258759A1 19971231
DE69719185D1 20030327
DE69719185T2 20031127
EP0907926B1 20030219
EP0907926A1 19990414
JP11514556T 19991214
JP3194968B2 20010806

WO9750049A1 19971231
6,021,352	Diagnostic testing methods and apparatus for implantable therapy devices
International Patents	AT301490T 20050815
AU727327B2 20001207
AU3649797A 19980114
CA2259155C 20020409
CA2259155A1 19971231
DE69733954D1 20050915
DE69733954T2 20060518
DK0917486T3 20051212
EP0917486B1 20050810
EP0917486A1 19990526
ES2246516T3 20060216
JP2004167211A 20040617
JP11514557T 19991214
WO9749455A1 19971231
6,099,479	Method and apparatus for operating therapy system
International Patents	AT216906T 20020515
AU768822B2 20040108
AU1836001A 20010412
AU3503197A 19980114
CA2258812C 20020409
CA2258812A1 19971231
DE69712369D1 20020606
DE69712369T2 20021128
EP0957983B1 20020502
EP0957983A1 19991124
JP2003190303A 20030708
JP11514554T 19991214
WO9749452A1 19971231
6,641,542	Method and apparatus to detect and treat sleep respiratory events
International Patents	CA2445709A1 20021107
EP1385425A1 20040204
JP2004529707T 20040930
WO2002087433A9 20030327
WO2002087433A1 20021107
6,731,984	Method for providing a therapy to a patient involving modifying the therapy after detecting an onset of sleep in the patient, and implantable medical device embodying same
International Patents	None
6,752,765	Method and apparatus for monitoring heart rate and abnormal respiration
International Patents	CA2429237A1 20020523
DE60035719D1 20070906
EP1337296B1 20070725
EP1337296A1 20030827
JP2004513713T 20040513
WO2002040096A1 20020523
6,964,641	Implantable medical device with sleep disordered breathing monitoring
International Patents	CN1897872A 20070117
EP1706023A1 20061004
WO2005065536A1 20050721
20030120161	Automatic pressure range and sensitivity adjustment
International Patents	None

20040059240	Method and apparatus to detect and treat sleep respiratory events (Impedance Sensing for OSA)
International Patents	None
5,215,082	Implantable apnea generator with ramp on generator
International Patents	DE69212520D1 19960905
DE69212520T2 19970306
EP0507580B1 19960731
EP0507580A3 19930324
EP0507580A2 19921007
5,233,983	Method and apparatus for apnea patient screening
International Patents	None
5,238,006	Apnea stimulation lead
International Patents	None
5,281,219	Multiple stimulation electrodes
International Patents	None
5,483,969	Method and apparatus for providing a respiratory effort waveform for the treatment of obstructive sleep apnea
International Patents	None
5,522,862	Method and apparatus for treating obstructive sleep apnea
International Patents	DE69527903D1 20021002
DE69527903T2 20030528
EP0702978B1 20020828
EP0702978A3 19980506
EP0702978A2 19960327
JP3684514B2 20050817
JP8224317A 19960903
6,132,384	Sensor, method of sensor implant and system for treatment of respiratory disorders
International Patents	None
6,572,543	Sensor, method of sensor implant and system for treatment of respiratory disorders
International Patents	AT276793T 20041015
AU3580097A 19980114
CA2258289A1 19971231
DE69730842D1 20041028
DE69730842T2 20050929
EP0917485B1 20040922
EP0917485A1 19990526
ES2229374T3 20050416
JP11514555T 19991214
JP3249826B2 20020121
US6132384A 20001017
WO9749454A1 19971231
20040176809	Method and apparatus for modifying delivery of a therapy in response to onset of sleep
International Patents	CA2549489A1 20050707
DE60203902D1 20050602
DE60203902T2 20060524
EP1395336B1 20050427
EP1395336A2 20040310
EP1706174A2 20061004
WO2002100482A3 20030320
WO2002100482A2 20021219
WO2005061046A3 20070524
WO2005061046A2 20050707

Exhibit B-1: IDEA Disclosures

IDEA Disclosure P0028998.00	Submitted by Mark Christopherson
IDEA Disclosure P0029000.00	Submitted by Mark Christopherson
IDEA Disclosure P0029002.00	Submitted by Mark Christopherson
IDEA Disclosure P0029003.00	Submitted by Mark Christopherson
IDEA Disclosure P0029004.00	Submitted by Mark Christopherson
IDEA Disclosure P0030197.00	3063 Stimulation Lead — Inventor is Eric Bonde, MDT employee

Exhibit C

Technical Information

3063 Lead

BOM Part Number	Item Type	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
Tunneling Tool: believe this is 210459, 800283, 168025, 404214, 210171.
198244001	Manual	MANUAL-TECH,LEAD,PERIPHERAL NERVE,3063(EUROPEAN CLINICAL)	X	X
210459001	Catheter	GUIDE-TUNNELING,SST.3990/3990A,PASSIVATED	X	X
800283001	Catheter	GUIDE-TUNNELING,WEDGE TIP	X	X
168025001	Miscellaneous Component	RUBBER-SILICONE,MOLDING,BIOCOMP,HARDNESS 45-55 SHORE A	X	X
404214001	Ferrule	COLLET ASSY-4322 (Sensitive information will be redacted)	X	X
210171001	Miscellaneous Component	ROD-CLAMPING,MOLDED,.185ODX2.36LG,4750 (Sensitive information will be redacted)	X	X
152753001	Cable	CABLE-OR.2 COND,ALIGATOR,3861	X	X
141889001	SAM	SAM-STERILE PACKAGE,UNIVERSAL,LONG	X	X
119943002	Cover	COVER-TRAY,INNER,STERILE PACKAGE,UNIVERSAL	X	X
101045001	Sheet	SHEET-VINYL,CLEAR WIDTH,LENGTH, AND TFIK PER PO	X	X
119951001	Closure	LID-OUTER TRAY,STANDARD LEAD	X	X
119942001	Tray	TRAY-OUTER,STERILE PACKAGE,LONG UNIVERSAL	X	X
101045001	Sheet	SHEET-VINYL,CLEAR WIDTH,LENGTH, AND THK PER PO	X	X
119941002	Tray	TRAY-INNER,STERILE PACKAGE,LONG UNIVERSAL	X	X
101045001	Sheet	SHEET-VINYL,CLEAR WIDTH,LENGTH, AND THK PER PO	X	X
194117004	Label	LABEL-BAR CODE,BLANK,THERMAL TRANSFER, 2.00 IN. X 0.50 IN.	X	X
082059002	SAM	SAM-FNL PKG,UNVRSL,LNG,APS,STD	X	X
193364002	Label	LABEL-SEAL,TEAR TAB,MEDTRONIC	X	X
119957001	Box	CARTON-FOLDING,SHIPPING(WHITE)	X	X
187947002	Sheet	SHEET-INSTRUCTION,OPENING,LEADTRAY	X	X
220290001	Label	TEMPLATE-LABEL SET,STIM GENERIC,(DIE B)	X	X
‘82012003	Form	FORM-REGISTRATION,DEVICE TRACKING(LEAD/CATHETER) (Sensitive information will be redacted)	X	X
82731001	Sheet	SHEET-ADDENDUM,DIATHERMY,PHYSICIAN MANUAL	X	X
502668001	Lead	LEAD ASSY-NERVE,PERIPHERAL,SELF SIZING, 3063(45CM,3MM CUFF) (Sensitive information will be redacted)	X	X
206360001	Electrode	ELECTRODE-TAB,HALF (Sensitive information will be redacted)	X	X
141588001	Label	LABEL-SERIAL NO	X	X
105872001	Sleeve	ANCHORING SLEEVE-DOUBLE SUTURE (Sensitive information will be redacted)	X	X

3063 Lead

Model No.	Document No.	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
3063	600000	Project Charter	X	X
3063	600001	Project Initiation Form	X	X
3063	600002	Concept Phase Design Review Minutes System Design Plan or re-titled as 3063	X	X
3063	600003	Program Plan	X	X
3063	600004	Marketing Plan (Sensitive information will be redacted)	X	X
3063	600005	Risk Analysis	X	X
3063	600006	Standards Assessment	X	X
3063	600007	Planning and Specification Phase Design Review Minutes	X	X
3063	600008	Design Verification Plan (Sensitive information will be redacted)	X	X
3063	600009	Design Verif. Report (Sensitive information will be redacted)	X	X
3063	600010	Clinical Manag. Plan	X	X
3063	600011	Clinical Protocol (Sensitive information will be redacted)	X	X
3063	600012	Clinical Readiness Review	X	X
3063	600015	Labeling Validation Report (manuals/labels) Material/Supplier Qualification Plan/Report	X	X
3063	600016	(NA)	X	X
3063	600017	Supplier / Materials Assessment	X	X
3063	600018	Classification of Characteristics Report	X	X
3063	600019	Design FMEA	X	X
3063	600020	User FMEA	X	X
3063	600023	Mfg Process Characterization	X	X
3063	600024	Mfg Equip Installation Plan/Report	X	X
3063	600025	Reliability Assessment	X	X
3063	600026	Safety Assessment	X	X
3063	600027	Technical File/Design Dossier (for CE mark)	X	X
3063	600028	Regulatory Submissions	X	X
3063	600029	Regulatory Approvals for Clinical	X	X
3063	600030	Standards Compliance Report& Certificates	X	X
3063	600031	Development Phase Design Review Minutes (Sensitive information will be redacted)	X	X

3024 IPG

BOM Part Number	Item Type	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
120110001	Label Software	JETFORM FILE NEURO IPG	X
502040002	IPG	IPG ASSY-INSPIRE II,3024,K	X
404827004	EMA	EMA ASSY-INSPIRE II,3024,T/K(DESICCANT)	X
404754001	Shield Assy	LH SHIELD ASSY-(IN-LINE)ITREL 3,7425(EMA),T	X
211088001	Shield	SHIELD HALF-LEFT,ITREL 3	X
101291001	Alloy	TITANIUM-SHEET,BEAD BLASTED,.012+-,0005THK, GRD 1	X
210329001	Bead	BEADS-STAINLESS STEEL	X
103725001	Insulator	INSULATOR-BATTERY,ITREL 3,(PET,POLYESTER W/ADHES.), 1.3X1.48	X
101060009	Film	STRIP-POLYESTER,.005THK TS=25000PSI,W AND LG PER PO	X
404752001	Battery	BATTERY ASSEMBLY-IPG,7425(EMA),T	X
161177001	Battery	CELL-LITHIUM/THIONYL CHLORIDE,3.7V,2.7AH@2MA,1.34WX.324TX1.5	X
199004001	Power Source	QA REQT-POWER CELLS AND BATTERIES	X
211212002	Contact	CONTACT-B PLUS,T-BLOCK,KOVAR,PLATED	X
211212001	Contact	CONTACT-B PLUS,T-BLOCK,KOVAR	X
210862002	Contact	CONTACT-BLOCK,7960,PLATED	X
153212010	Tubing	TUBING-PTFE,TRANSPARENT .042 ODX.020X.004 LIGHT WALL	X
181637005	Hybrid	HYBRID-MULTIPROGRAMMABLE,INSPIRE II,3024	X	X
404787002	Shield Assy	RH SHIELD ASSY-ITREL 3,7425(EMA),T	X
404786001	Shield Assy	SHIELD SUBASSEMBLY-RH,7425(EMA)T	X
206588001	Shield	SHIELD HALF/MATRIX ID,7425	X
211087004	Shield	SHIELD HALF-RIGHT HAND,ITREL 3 (WITH HOLES AND RECESS)TALL U	X
103772001	Insulator	INSULATOR CUP-ITREL 3,POLYPROPYLENE (INCLUDED FEATURE)	X
171093001	Adhesive	MOLDING-POLYPROPYLENE RESIN HARDNESS 8696 ROCKWELL R	X
210862002	Contact	CONTACT-BLOCK,7960,PLATED	X
140089002	Feedthru	FEEDTHRU ASSY-TOPHAT,8081	X
140081002	Feedthru	TERMINAL-FEEDTHRU.FLAT TOP.IPGTITANIUM	X
151071001	Contact	CONTACT-DISK,GOLD-PLATED KOVAR,.073-.075 DIAX .025-.027	X
168188001	Preform	PREFORM-SOLDER,GOLD/TIN,.070 DIA X .002 THK (0108564A006)	X
211048004	Desiccant	DESICCANT-ITREL 3,CLEANED	X
211048002	Desiccant	DESICCANT-ITREL 3	X
163021002	Powder	POWDER-DESICCANT,7960	X
163022001	Polymer	RUBBER-SILICONE,LSR,2 PART	X
101293001	Wire	WIRE-UNINSULATED,8081,WIREBOND	X
101292003	Adhesive	ADHESIVE-ELECT MOD COMP,RESIN,1 GALLON	X
101292004	Adhesive	ADHESIVE-ELECT MOD COMP,CATALYST,1 GALLON	X
210635002	Fastener	FASTENER-BARBED,MULTIPLE,G2,3 BARBS	X

3024 IPG

BOM Part Number	Item Type	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
101038008	Alloy	TITANIUM-SHT,ARGON ANNEAL,.010THK,+-.001,GRD1	X
210624020	Radiopaque	SYMBOL-IDENT,RADIOPAQUE,INSPIRE II,NCR,3024	X
101231001	Sheet	SHEET-TUNGSTEN,PER FED STD 151ANSI-B46.1,ASTM-E92	X
410274001	Grommet	SEAL ASSY-COMPRESSION,7074/75	X
104605001	Grommet	GROMMET-SPLIT,SI RBR,.090 ODX 0.30IDX.103T,GRV=.1500DX.068W	X
168588001	Polymer	MOLDING-SILICONE RUBBER 2-PARTMEDICAL GRD,HARDNESS 30-40 DUR	X
104585001	Ring	RING-COMPRESSION,SILICON .140ODX.100IDX.060THK	X
153191014	Tubing	TUBING-SILICONE RUBBER,TRANS .140 ODX.100X.015 WALL,DUR 50A	X
110941002	Screw	SCREW-MACH,SET,HEX SKT,CUP PT TITANIUM,2-56X.125,CLASS 2A	X
101227001	Alloy	TITANIUM ALLOY-ROD,TS=135K PSI.125 TO 4.5 IN OD,(6AL-4V)	X
149460001	Connector	CONNECTOR MODULE-ITREL 3,OPEN SLOTS	X
168166003	Polymer	RESIN-POLYETHER URETHANE,YEL,74 SHORE D,5000PSI,200% ELONG	X
149121001	Connector	CONNECTOR BODY-IMPL,SLIMLINE 8420/21	X
101031004	Sheet	TI-GRD4,TS=80KSI,AVAIL FORM SHEET/STRIP/PLATE/BAR/BILLETS	X
101031003	Sheet	TI-GRD3,TS=60KSI, AVAIL FORM SHEET/STRIP/PLATE/BAR/BILLETS	X
101031002	Sheet	TI-GRD2,TS=50KSI,AVAIL FORM SHEET/STRIP/PLATE/BAR/BILLETS	X
149120001	Connector	CONNECTOR BODY-IMPL,SLMLN,8420	X
101031004	Sheet	TI-GRD4,TS=80KSI,AVAIL FORM SHEET/STRIP/PLATE/BAR/BILLETS	X
101031003	Sheet	TI-GRD3,TS=60KSI, AVAIL FORM SHEET/STRIP/PLATE/BAR/BILLETS	X
101031002	Sheet	TI-GRD2,TS=50KSI,AVAIL FORM SHEET/STRIP/PLATE/BAR/BILLETS	X
117988001	Seal	SEAL-INNER,DUAL BIPOLAR	X
168588002	Silicon	MOLDING-SILICONE RUBBER,2-PARTMEDICAL GRD,HARDNESS 45-55 DUR	X
104597001	Seal	OUTER SEAL-CONNECTOR	X
168588002	Silicon	MOLDING-SILICONE RUBBER,2-PARTMEDICAL GRD,HARDNESS 45-55 DUR	X
168171003	Adhesive	ADHESIVE-RTV,SILICONE RUBBER,1 PART,TRANSLUCENT,6 OZ(170 G)	X
168079001	Coating	COATING-PARYLENE-C	X
171506991	Dadet	ENCAPSULANT-EPOXY RESIN KIT,SIZE 1 OZ ENCAP AND HARDENER	X
152284005	Wire	WIRE-UNINS,NIOBIUM,.015DIA +-.001, TS=18,000	X
168064002	Primer	PRIMER-GAMA-METHACRYLOXYPROPYLTRIMETHOXYSILANE,CLEAR LIQUID	X

3024 IPG

BOM Part Number	Item Type	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
19679001	Tray	TRAY-PACKAGING,IPG,OUTER,THERA,7940	X
101271001	Film	FILM-PETG COPOLYESTER,PKG,UNCOATED	X
50007001	Tray	TRAY-PACKAGING,INNER	X
119708001	Lid	LID-PACKAGING,IPG,OUTER,THERA	X
101168002	Sheet	SHEET-POLYETHYLENE FIBER,.0073THK.CTD,OLIVER 18B	X
119707001	Lid	LID-PACKAGING,IPG,INNER,THERA	X
101168002	Sheet	SHEET-POLYETHYLENE FIBER,.0073THK.CTD,OLIVER 18B	X
800242001	Wrench	WRENCH-HEX #2	X
101029006	Alloy	SST-420 TYPE1,AVAILABLE FORM BAR/WIRE	X
119718002	Box	BOX-SHELF,IPG,6.63 X 5.25 X 2.44	X
119968001	Cushion	FOAM-INSERT,7223	X
119724003	Bag	POUCH-IPG,LITERATURE,FOLDING	X
100477001	Film	FILM-POLYETHYLENE,LOW DENSITY DIMENSIONS PER PO	X
197615001	Manual	MANUAL-TECH,MODEL 3024,PHYSICIAN’S MANUAL,EN	X	X
197552001	Manual	MAUNAL-TECH,3024,INSPIRE,PATIENT,US	X	X
186193004	Form	FORM-REGISTRATION,IPG SYSTEM	X	X
103334001	Bag	POUCH-PLASTIC,ID CARD,ITREL IIITREL 3,TRANSFORM REGIST FORM	X	X
187380025	Transformer	TRANSFORM-PATIENT ID CARD,CARDIOMYOSTM,4710,E/EF/EG/ES/EI/EN	X	X
187222025	Card	CARD-PATIENT ID,ITREL,7424/25 E/EF/EG/ES/EI/EN	X	X
194642001	Label	LABEL SET-UNIVERSAL,SMALL,TACHY	X	X
193364002	Label	LABEL-SEAL,TEAR TAB,MEDTRONIC	X	X
86198002	Envelope	ENVELOPE-ITREL	X	X
L169	Inspire L169	Inspire L169 IC Specification (Design files, IC Verilog/Verifault VHDL simulations)	X	X
L169	Inspire L169 IC	Layout Files	X	X
L169	Inspire L169 IC	Verification and Validation Plans / Reports	X	X
L169	Inspire L169 IC	Inspire L169 IC Test Specification	X	X
181637	Inspire Hybrid	Electrical Specification	X	X
601601	Inspire Hybrid	Electrical Schematic, Inspire Hybrid	X	X
2125229	Inspire Hybrid	Inspire Hybrid Test Specification	X	X

3024 IPG

Model No.	Document Number	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
3024	2841-3079	2841 Hybrid FMEA	X
3024	2841-3104	Upper Airway Stimulation (UAS) System Hazard Analysis	X
3024	3024-3000	Reliability Development Plan for UAS Inspire (II)IPG, Model 3024.	X
3024	3024-3004	Chargeback for UAS Project	X
3024	3024-3006	Initial Hazard Analysis	X
3024	3024-3006	Upper Airway Stimulation System Hazard Analysis	X
3024	3024-3008	UAS Commitment Phase Review Summary	X
3024	3024-3009	Upper Airway Stimulation (UAS) Development Plan	X
3024	3024-3010 and 3024-3051	Memo Hans Neisz from Donald Erickson Aug 2, 1998 and 3024- “Upper Airway IPG”	X
3024	3024-3011	Product Specification Ventor IPG Model 3024	X
3024	3024-3012	Patent Review for IPG UAS	X
3024	3024-3013	Business Plan “Obstructive Sleep Apnea Upper Airway Stimulation”	X
3024	3024-3018	Cstim Slew Rate Measurements	X
3024	3024-3020	STIM Waveform (Recharge Investigation)	X
3024	3024-3024	Medical Advisory Board Meeting, July 16, 1997, Summary	X
3024	3024-3035	ECO Release Model 3024 Inspire II Product Specification	X
3024	3024-3035	Inspire II Product Specification (083553)	X
3024	3024-3038	Memo to John Hammargren from Mark Christopherson Oct 25, 1994 Preliminary 60hz Testing of the 4322 Sensor and the Phase I System	X
3024	3024-3153	Memo to John Hammargren, Hans Neisz from Mark Christopherson, October 25, 1995 “L169 Verilog Verification Stimulations” with Test Plan	X
3024	3024-3155	Memo to John Hammargren from Mark Christopherson Nov 21, 1995 “Summary of Inspire II Test Strategy”	X
3024	3024-3157	083553 Model 3024 Inspire II IPG Product Specification Rev A	X
3024	3024-3161	Qual Plan: Qualification of Inspire II IPG (Model 3024) (L169-004)	X
3024	3024-3162	Verification Plan: Inspire II (Model 3024) Hybrid Test Plan, Detection Algorithm Specific L169 Verification Plan (L169-004)	X
3024	3024-3162-1	Test Report: Memo to Inspire II Team from Mark Christopherson “Functionality of First Hybrids”	X
3024	3024-3178	Design Verification of the Rev 2 Hybrid (Inspire II IPG) Status	X
3024	3024-3201	Inspire II Manufacturing Plan Rev B	X
3024	3024-3204	Memo to Distribution from Dan Pyne “Inspire II Phase 2 CDR Minutes”	X
3024		1) Memo to File from Mark Christopherson “Summary of Rev 2 Hybrid Evaluation (L169 IC/lnspire II, Model 3024)	X
3024		2) Memo to Inspire II Team from Mark Christopherson “Testing of the Analog Front End and Vref”	X
3024		3) Memo to Inspire II from Mark Christopherson “Status of L169 Following Trip to Micro-Rel	X

3024 IPG

Model No.	Document Number	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
3024	3024-3228	4) Memo to Mark Christopherson from Dan Pyne “Inspire II Network/topo Changes Reply”	X
3024		5) Memo to Distribution from Dan Pyne “Inspire II Phase 2 CDR Minutes”	X
3024		6) Memo to John Hammargren/Todd Kallmyer from Mark Christopherson “Design Verification of the Rev 2 Hybrid (Inspire II IPG)	X
3024	3024-3229	Lab Notebook Inspire II Hybrid Verification Rev 2 March 1996 (Mark Christopherson )	X
3024	3024-3235	Lab Notebook Documentation and Qualification of the Inspire II Stimulus Tester (Labview)	X
3024	3024-3249	Memo to Todd Kallmyer from Mark Christopherson “Inspire II Hybrid Evaluations Summary (Rev 3)	X
3024	3024-3257	Lab Notebook UAS Algorithm Verification April, 1994 (Mark Christopherson)	X
3024	3024-3288	Inspire II Product Transfer Plan Rice Creek to ESTC Rev A	X
3024	3024-3289	Inspire II Manufacturing Plan rev C	X
3024	3024-3291	Memo to Inspire II Team from Mark Christopherson “Longevity Calculations”	X
3024	3024-3301	Memo to Project File from Mark Christopherson “Rev 4 Telemetry Frequency”	X
3024	3024-3316	Memo to Distribution from Mark Christopherson “Inspire II Telemetry Frequency”	X
3024	3024-3321	Qual Plan: QE%-115: H1637-003 and L169-001 for Inspire II (Micro-Rel L169-001 Qual)	X
3024	3024-3330	Hybrid Operations Development Portfolio: Phase II of the Inspire I Project (Renamed Inspire II) September 14, 1995	X
3024	3024-3345	Qual Plan: System Testing and Production Qualification of Model 3024 Inspire II IPG Nov 13, 1997 (L169-004)	X
3024	3024-3349	Report: Inspire II Model 3024 Hybrid Test Report, Detection Algorithm Specific	X
3024	3024-3350	Memo to Inspire II Team from Mark Christopherson “Net DC Measurements” [Draft] (L169-004)	X
3024	3024-3351	Memo to Inspire II Team from Mark Christopherson “Inspire II Rev 4 Design Verification Report Summary”	X
3024	3024-3353	L169 Verification Plan Rev F	X
3024	3024-3353	Micro-Rel L169 Verification Plan (169-004)	X
3024	3024-3354	Hybrid Inspire II L169-4 CDR October 28, 1996	X
3024	3024-3355	ECO Specification 215124 Model 3024 Inspire II IPG Test Specification Rev A	X
3024	3024-3357	Micro-Rel Validation Plan: Inspire II Electronic Module Manufacturing Processes Validation Document	X
3024	3024-3358	Micro-Rel Report Memo to Distribution from Dawn Sokol “Inspire II Electronic Module Mechanical Qualification Acceptance”	X
3024	3024-3362	Inspire II Hybrid FMEA	X

3024 IPG

Model No.	Document Number	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
3024	3024-3363	Micro-Rel Report Memo to Distribution from Dawn Sokol “Inspire II Electronic Module Mechanical Qualification”	X
3024	3024-3376	Micro-Rel Qual Report “Electrical Qualification of the Inspire II Hybrid and L169 IC (L169-001)	X
3024	3024-3377	Medical Advisory Board Meeting Total System Implant Project July 16, 1997	X
3024	3024-3383	Inspire II Model 3024 Rev 4 Design Verification Lab Book Dec ‘96-Jan ‘97	X
3024	3024-3387	Inspire II L169 Rev 4 Qualification Test Data June-Aug ‘97	X
3024	3024-3388	Report: System Testing and Production Qualification of Model 3024 Inspire II IPG August ‘97 (L169-004)	X
3024	3024-3392	Design Verification Report Inspire II (Model 3024) Hybrid Test Report, Detection May 97 Algorithm Specific (L169-004)	X
3024	3024-3393	Memo to Roy Testerman/Todd Kallmyer from Mark Christopherson “Inspire II AGC Change for Rev 5	X
3024	3024-3403	Report “Electrical Qualification of the Inspire II Hybrid and L169IC with Corrections (L169-003)	X
3024	3024-3404

Memo to Project File from Mark Christopherson Oct 13, 1997 L169 Rev 5 (Inspire II ) Review Meetings
1) Memo to H1637-003/L169-001 Qualification File (QE-5- 115) from Dawn Sokol “H1637-003 1000 Hour Life Test

X
3024	3024-3408	Characterization Delta Analysis” Sept 18, 1997 [3404] Memo to Distribution from Dawn Sokol “Correction to Inspire II Delta Analysis Report	X
3024	3024-3411

Memo to Inspire II Team from Mark Christopherson Sept 29, 1997 “Inspire II Telemetry Status”
1) Memo to Distribution from Dawn Sokol June 24, 1997 “Inspire II Electronic Module Mechanical Qualification”

X
3024	3024-3412	2) Report Inspire II Electronic Module Process Validation Document 3) Memo to Distribution from Dawn Sokol “Inspire II Electronic Module Mechanical Qualification Acceptance” June 25, 1997	X
3024	3024-3416	System Testing and Production Qualification of Model 3024 Inspire II IPG, L169-007	X
3024	3024-3417	Inspire II (Model 3024) Hybrid Test Plan (Design Verification) L169-007	X
3024	3024-3422	Memo to Inspire II Development Team from Todd Kallmyer “Inspire II Fix-it List	X
3024	3024-3439	Memo to Project File from Mark Christopherson Inspire II Design Summary: Rev-006/-007 May, 1998 Memo: Design Verification and Design Qualification of the Rev 7 L169 Inspire II IPG	X
3024	3024-3446	Design Review Meeting Minutes (Inspire System Review), July 30, 1998	X

3024 IPG

Model No.	Document Number	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
3024	3024-3451	Model 3024 Inspire II UAS IPG Safety Requirements. (Updated UAS System Hazard Analysis)	X
3024	3024-3452	Inspire II, Upper Airway System, Safety Assessment	X
3024	3024-3453	Inspire II Model 3024 FMEA	X
3024	3024-3454	Model 3024 Inspire II Customer Use FMEA	X
3024	3024-3456	Report: System Testing and Production Qualification of Model 3024 Inspire II IPG Sept. 1998 (L169-007)	X
3024	3024-3457	Micro-Rel Product Qualification Plan (H1637-003& L169- 001) and (H1637-004 and L169-007)	X
3024	3024-3458	Hybrid Test Report (Design Verification) L169-007	X
3024	3024-3460	AIMD Conformity Assessment Checklist/Essential Requirements (Initial Draft)
3024	3024-3462	Design Verification Test Data,Inspire II (3024) (L169-007)	X
3024	3024-3463	4322 dp/dt Sensor Capsule: Inspire II System Bias Voltage Drift Test Plan
3024	3024-3465	Comparison of Inspire I vs. Inspire II	X
3024	3024-3466	Materials Availability for the Inspire II System	X
3024	3024-3470	Inspire II System Phase I Review	X
3024	3024-3473	Early Product Description, UAS IPG System	X
3024	3024-3475	Investigators Meeting, October 16, 1995	X
3024	3024-3479	Micro-Rel Inspire II Verification Results	X
3024	3024-3480	Net DC Measurements on Inspire II	X
3024	3024-3481	Itrel 3 Packaging (and Sterilization) Qualification	X
3024	3024-3482	ITREL 3 Model 7425 Reliability Assessment (Failure Rate Prediction) 1100-94-161	X
3024	3024-3483	Itrel 3 Process File List	X
3024	3024-3484	Final Customer Use FMEA for Itrel 3 System	X
3024	3024-3485	Itrel 3 IPG FMEA	X
3024	3024-3486	Itrel 3 EMA FMEA	X
3024	3024-3487	Itrel 3 IPG EMA Product Qualification Test Plan and Report	X
3024	3024-3488	Itrel 3 Mechanical Qualification Plan and Report	X
3024	3024-3489	Risk Assessment for the Upper Airway Stimulation (UAS) System	X
3024	3024-3491	Inspire Controlled Release Plan, September 15, 1998	X
3024	3024-3492	Itrel 3 EMC Qualification Plans and Reports	X
3024	3024-3493	Inspire II System Manuals Audit	X
3024	3024-3494	Inspire II Clinical Protocol and Overview	X
3024	3024-3496	Inspire II IDE Submission, September 25, 1998	X
3024	3026-3223	Inspire I Product Specification (083543)	X
3024	3026-3326	2841/3026 Hybrid FMEA	X
3024		Latest ECO of Specs and Drawings	X
3024	215214	Inspire II IPG Final Test Specification	X

4322 Pressure Senior Lead

BOM Part Number	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
404180001	Inspire dp/dt Sensor (original design)	X	X
404180	Mechanical Specification	X	X
180808003	Hybrid	X	X
180808	Electrical Specification	X	X
083444/083846	Product Specification	X	X
140058002	Feedthru	X	X
140058	Mechanical Specification	X	X
180779001	Hybrid	X	X
200945	Miscellaneous Document	X	X
200428	Test Specification	X	X
200068	Electrical Specification	X	X
180779	Electrical Specification	X	X
200112	Product Specification	X	X
200068	Electrical Specification	X	X
200070	Product Specification	X	X
200113	Miscellaneous Document	X	X
201173, 201172	Test Specifications	X	X
117600001	Connector	X	X
168626001	Miscellaneous Component	X	X
124132	Inspire dp/dt crystal specification	X	X
108999	Inspire dp/dt crystal assembly	X	X
605488	Inspire dp/dt D46 final acceptance	X	X
0107074, 0104778	Inspire dp/dt D46 DHF, specs, and design files (layout, schematic)	X	X
2507077	Inspire dp/dt D46 reticles/mask	X	X
605658	Inspire dp/dt D46 Visual Specification	X	X
	Inspire dp/dt Sensor (collaboration design)	X	X
Collab - new	Inspire dp/dt Sensor DHF (specifications, verification and validation plans / reports)	X	X
Collab - new	Inspire dp/dt Sensor DMR (BOM, electrical and mechanical drawings)	X	X
Collab - new	Inspire dp/dt Test System Specification	X	X
Collab - new	Inspire dp/dt Test System Mechanical and Electrical Drawings	X	X
Collab - new	Inspire dp/dt Test System verification and validation plans and reports	X	X
Collab - new	Inspire dp/dt Test System Software specification	X	X
Collab - new	Inspire dp/dt Test System Software source code	X	X
Collab - new	Inspire dp/dt Test System Software Verification and Validation Plans/Reports	X	X
Collab - new	Inspire dp/dt Test System User Manual	X	X
4322T00	Package Specification	X
193176017	Label	X	X
186341001	Form	X	X
197755001	Manual	X	X
192339001	Label	X	X
119562001	Box	X	X

4322 Pressure Senior Lead

BOM Part Number	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
119562	Package Specification	X	X
502608002	Lead (Sensitive information will be redacted)	X	X
119551001	Closure	X
101168002	Sheet	X
119858001	Tray	X
119858	Package Specification	X
119431005	Disk	X
119550001	Closure	X
141566001	Label	X

4322 Pressure Sensor Lead

Model No.	Document Number	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
4322	4322-A002	4322 Product Description and Development Plan	X	X
4322	4322-B004	4322 Sensor and Test Requirements: Frequency Response and Pressure Levels (Sensitive information will be redacted)	X	X
4322	4322-B005	ESD and Cautery Testing on the 4322 Sensor/Lead	X	X
4322	4322-C004	Design Review 4322 Comments	X	X
4322	4322-C007	Electrical Test Requirements for the 4322 Respiratory Pressure Sensor	X	X
4322	4322-C011	4322 Test Specifications (Supersedes Memo: Electrical Test Requirements for 4322 Respiratory Pressure Sensor, Dec. 20, 1994	X	X
4322	4322-C018	Test Setup Files and Associated Files for Capsule and Lead Testing Inspire I Devices (Model 4322) Qualification Plan (Sensitive information will be redacted)	X	X
4322	4322-C024	Chronic Monitor: Week #12 - 4322 Data Results (First Two Canines)	X	X
4322	4322-C025	Model 4322 Sleep Apnea Lead Qualification Test Plan (Sensitive information will be redacted)	X	X
4322	4322-C025A	Model 4322 Sleep Apnea Lead Qualification Test Plan Rev A (Sensitive information will be redacted)	X	X
4322	4322-C027	Sterilization of Model 4322 Lead (Sensitive information will be redacted)	X	X

4322	4322-C033	Observations from the 4322 Human Cadaver Study (2/09/96)	X	X
4322	4322-C034	My Notes from the Cadaver Lab	X	X
4322	4322-C040	4322T Human Acute Study Qualification Report	X	X

2032 Inspire Patient Programmer

BOM Part Number	Item Type	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg

8840 Physician Programmer

BOM Part Number	Item Type	Description
411326003	Miscellaneous Component	TELEMETRY MODULE SUBASSEMBLY- PROGRAMMER	X	X
177848002	Closure	HOUSING-BOTTOM,TELEMETRY,8840 WITH EMI SPRAYCOAT	X	X
177949002	Antenna	ANTENNA-TELEMETRY MODULE,8840 VARNISHED	X	X
411214005	Miscellaneous Component	ASSEMBLY - PWB, 8840 TELEMETRY MODULE	X	X
170681001	Shield	SHIELD-TM, H FIELD	X	X
183764001	Tape	FOAM TAPE -DIECUT SET, TM	X	X
411327002	Miscellaneous Component	REEL ASSEMBLY-PROGRAMMER, 8840	X	X
170394002	Cable	CABLE-TELEMETRY MODULE,POLYPROPYLENE PRIMARIES INSULATION	X	X
177910001	Strain Relief	STRAIN RELIEF-CABLE	X	X
77850001	Cable	REEL-CABLE, TOP,8840	X	X
177851001	Cable	REEL-CABLE, BOTTOM,8840	X	X
149785001	Connector	HOUSING-CONNECTOR, 1.25MM	X	X
149786001	Connector	CONTACT-CONNECTOR, 1.25MM	X	X
170395002	Flex	CABLE-FLEX,PCB-TM,COPPER STRENGTH MEMBER,.025-.030.	X	X
177911001	Strain Relief	STRAIN RELIEF-REEL	X	X
161367001	Battery	BATTERY - LITHUIM, POLY-CARBONMONOFLUORIDE, 3 VOLT, BR1225	X	X
177853001	Miscellaneous Component	RETAINER-CORD,8840	X	X
186034001	Label	COLOR CHIP-SLATE MEDIUM GRAY	X	X
177849001	Closure	HOUSING-TOP,TELEMETRY,8840	X	X
186034001	Label	COLOR CHIP-SLATE MEDIUM GRAY	X	X
220344001	Label	LABEL-TELEMETRY MODULE,8840	X	X
186034001	Label	COLOR CHIP-SLATE MEDIUM GRAY	X	X
110778002	Screw	SCREW-PCB,8840,#2-28X3/8	X	X
220371001	Label	LABEL-BATTERY COMPARTMENT,INSIDE,8840	X	X

8840 Physician Programmer

BOM Part Number	Item Type	Description
177836001	Cover	COVER-BATTERY,8840	X	X
186034001	Label	COLOR CHIP-SLATE MEDIUM GRAY	X	X
119000008	Bag	BAG-POLYETHYLENE,5WX12LGX.003THK	X	X
100477001	Film	FILM-POLYETHYLENE,LOW DENSITY DIMENSIONS PER PO	X	X
165145001	Tape	TAPE-SEALING,BOX,TRANSPARENT W=36MM	X	X
168836001	Oil	GREASE-PTFE	X	X
350209001	Miscellaneous Assembly	CARTON-SHELF,CORRUGATED,PHY PROGRAMMER,8840	X	X
101170101	Sheet	SHEET-FIBERBOARD CORR, SGL WALLMIN BURSTING TEST=200LBS/SQ IN	X	X
161076001	Battery	BATTERY-ALKALINE MN,1.5V,2.7MAH@300MA,SIZE AA FLAT CONTACT	X	X
198311001	Manual	MANUAL-PHYSICIAN,PROGRAMMER,PLATFORM,8840	X	X
182599001	Sheet	CARD-QUICK REFERENCE,PHYSICIAN PROGRAMMER,8840	X	X
170192001	Box	CASE-CARRYING,8840	X	X
220352001	Label	LABEL SET-GENERIC, OEM, EXTERNALS, 8840	X	X
170285001	Die Cutter	DIE CUT-LABEL SET, OEM-EXTERNALS, 8840	X	X
633708002	Firmware	FIRMWARE FORMAT, LABEL, SHIPPING, PROGRAMMER, 8840(DOMESTIC), Rx Only	X	X
165145001	Tape	TAPE-SEALING,BOX,TRANSPARENT W=36MM	X	X
198960001	Magnet	INSERT - PLACEMENT, PROGRAMMER AND MAGNET, 8840	X	X
Software	Drivers/base s/w	8840 Itrel 3 driver level source software and Itrel 3 application/source code.	X	X
Software DHR	Software DHF	8840 Itrel 3 driver and application DHR reference	X	X
Software Tools	S/W tools	Software tools sufficient to compile and build the Itrel 3 drivers and application	X	X

4328 RTD Research Programmer (Inspire II Research Programmer)

BOM Part Number	Item Type	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
4328RTD	DMR		X	X

7432AE Physician Programmer/ 3052 Memmod (Inspire II Physician Programmer - very outdated)

BOM Part Number	Item Type	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
4328RTD	DMR		X	X

3032 Patient Programmer DHF

Model No.	Document Number	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
3032 DHF		Right of Reference to 3031 lnterstim Patient Programmer	X	X

8840 Physician Programmer DHF

Model No.	Document Number	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
8840 DHF		Right of Reference to 8840 Physician Programmer	X	X
8840 DHF		Right of Reference to 8848 Physician Programmer Software	X	X

4328 RTD Research Programmer DHF

Model No.	Document Number	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
4328 RTD Research Programmer DHF

7432AE Physician Programmer DHF

Model No.	Document Number	Description	License for use while Mfg with MDT	Transfer with Inspire, beyond MDT mfg
3052	3052-3001	3052 Product Specification #083482-001, Rev A	X	X
3052	3052-3029	3052 Memory Module Software Hazard List, Analysis & Report	X	X
3052	3052-3030	3052 Memmod Planning Phase Review Report	X	X
3052	3052-3032	3052 Memmod Prototype Phase Review Report	X	X
3052	3052-3054	3052 Memmod Concept Phase Review Report	X	X
3052	3052-3169	UAS Model 3052 Memory Module & Model 2841 & 3024 IPG Software Development, Configuration Mgmt, & Verification & Validation Plans	X	X
3052	3052-3206	Release of Memmod Model 3052 Revision NDR03	X	X
3052	3052-3209	Inspire I System for the Treatment of Obstructive Sleep Apnea	X	X
3052	3052-3225	3052 Version Description Document Software Specification #217364-001, Rev B	X	X
3052	3052-3314	Changes in the 3052 Memmod for Inspire II	X	X
3052	3052-3315	3052 Memory Module Software Test Plan, Rev B	X	X
3052	3052-3317	3052 Memmod Traceability Map, Rev B	X	X
3052	3052-3361	Completion of Functional Testing Phase for 3052 Memmod	X	X
3052	3052-3410	3052 Memmod Version Description Document Software Specification #217364	X	X
3052	3052-3450	Model 3052 Version NDR05 Test Report	X	X

Exhibit D

Trademarks

- NONE -

PATENT ASSIGNMENT

WHEREAS, Medtronic, Inc. (“Assignor”), is the owner of the United States and foreign patents and patent applications identified on the attached Exhibit A; and

WHEREAS, Inspire Medical Systems, Inc. (“Assignee”), desires to acquire the entire right, title and interest in and to the United States and foreign patents and patent applications identified on the attached Exhibit A and in and to the inventions described and claimed therein (hereinafter “Patents”);

In exchange for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor hereby assigns to Assignee all of Assignor’s right, title and interest in and to the Patents, and all rights to seek and collect damages and other relief for infringement of the Patents, and all proceeds thereof.

This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. The signatures from each counterpart may be combined with a copy of the Agreement to constitute the entire Agreement.

MEDTRONIC, INC.

	By:	/s/
Name:
Title:

STATE OF	)
) ss.
COUNTY OF	)

On this day of                  , 2007, before me, a notary public in and for said county, appeared                 of Medtronic, Inc., the person who signed this instrument, who acknowledged that he or she signed it as a :free act on behalf of said company with authority to do so.